LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2017
Disclosure of investment contracts liabilities [text block] [Abstract]
Disclosure of investment contracts liabilities [text block]

NOTE 33: LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS

The movement in liabilities arising from non-participating investment contracts may be analysed as follows:

	2017	2016
	£m	£m
At 1 January	20,112	22,777
New business	608	560
Changes in existing business	(5,273)	(3,225)
At 31 December	15,447	20,112

The balances above are shown gross of reinsurance. As at 31 December 2017, related reinsurance balances were £26 million (2016: £29 million); reinsurance balances are reported within other assets (note 27). Liabilities arising from non-participating investment contracts are categorised as level 2. See note 48 for details of levels in the fair value hierarchy.